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                                                                   EXHIBIT 10.18



                     ASSIGNMENT AND ASSUMPTION OF SUBLEASE
                     -------------------------------------

          THIS ASSIGNMENT AND ASSUMPTION OF SUBLEASE (this "Assignment") is made and entered into as of the 2nd day of December, 1996 by and between Team Alliance Technology Partners, L.P., a New York limited partnership, having an office at 590 Fifth Avenue, New York, New York 10036 ("Assignor") and Hall, Kinion & Associates, Inc., a California corporation, having an office at 5300 Stevens Creek Blvd., San Jose, California 95129 ("Assignee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Assignor is the subtenant under that certain Sublease Agreement dated December 28, 1995 (the "Sublease"), between Central Leasing U.S.A. Inc., a Delaware corporation ("Sublandlord") and Assignor, demising that certain premises occupying a portion of the building commonly known as 590 Fifth Avenue, New York, New York (the "Premises"); and

          WHEREAS, Sublandlord is the tenant under a written lease dated November 26, 1990, (the "Master Lease") wherein Saxonia Realty Corp. N.V., a Netherlands Antilles corporation ("Landlord") leased to Sublandlord the Premises; and

          WHEREAS, Assignor desires to assign, and Assignee desires to assume, the rights, duties, obligations and liabilities of Assignor, as subtenant under the Sublease, to the extent provided below; and

          WHEREAS, Landlord and Sublandlord have agreed to consent to the assignment of the Sublease from Assignor to Assignee.

          NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Subject to the terms, covenants, conditions and provisions of this Assignment, Assignor hereby transfers and assigns to Assignee all of its rights, title, interests and obligations (to the extent accruing from, and after, the date of this Assignment) as tenant in, to and under the Sublease.

          2. Assignee hereby accepts the assignment of the interest of Assignor as subtenant under the Sublease and assumes all rights, title, interests and obligations of Assignor under the Sublease (to the extent accruing from, and after, the date of this Assignment). Assignee shall perform, discharge, fulfill and observe all terms, obligations, covenants, conditions and provisions of subtenant under the Sublease, which accrue from and after the date hereof, with the same force and effect as if Assignee were the original subtenant under the Sublease.
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          3.  Assignee covenants and agrees to protect, defend, indemnify, and hold Assignor harmless from and against any and all liabilities, losses, expenses (including, without limitation, reasonable attorneys' fees and expenses), fines, penalties, suits, claims and demands of whatsoever kind or nature, at law or in equity, which are incurred or suffered by Assignor in connection with the Sublease and which accrue from, and after, the date hereof.

          4. Assignor covenants and agrees to protect, defend, indemnify and hold Assignee harmless from and against any and all liabilities, losses, expenses (including, without limitation, reasonable attorneys' fees and expenses), fines, penalties, suits, claims and demands of whatsoever kind or nature, at law or in equity, which are incurred or suffered by Assignee in connection with the Sublease and which accrued prior to the date hereof.

          5. Landlord and Sublandlord hereby consent to the assignment of all of Assignor's right, title and interest in, to and under the Sublease to Assignee to the extent herein provided. The foregoing shall not constitute consent to any further assignment. Further, Assignor acknowledges and agrees that Assignor is not released from its duties and obligations to Sublandlord pursuant to the Sublease.

          6. (a) Assignor warrants and represents that there was no broker or agent instrumental in consummating this transaction. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, Landlord and Sublandlord from any claims (including reasonable attorneys' fees) for brokerage or other commissions in connection with this transaction.

              (b) Assignee warrants and represents that there was no broker or agent instrumental in consummating this transaction claiming by or through Assignee. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, Landlord and Sublandlord from any claims (including reasonable attorneys' fees) for brokerage or other commissions in connection with this transaction claiming by or through Assignee.

          7. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee, and their respective legal representatives, successors and assigns.

          8. This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall together constitute one Assignment.

          9. Assignor agrees to be solely responsible for and hereby indemnifies, defends and holds harmless Landlord and Sublandlord against any claims (including reasonable attorneys' fees) for transfer taxes relating to the transaction contemplated herein.

          10. Assignor certifies for the benefit of Assignee and Sublandlord only that, as of the date hereof, the Sublease is in full force and effect and neither Assignor nor Sublandlord is in default or breach of any of the provisions of the Sublease and that no setoffs in favor of Assignor currently exist.

                                       2
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          11. (a)  This instrument may be executed in counterparts and it is the intention of the parties hereto that any executed counterpart shall constitute the agreement of the parties and that all counterparts shall together constitute one and the same agreement of the parties.

              (b) Any facsimile transmittal of original signature versions of this Assignment shall be considered to have the same legal effect as execution and delivery of the original document and shall be treated in all manner and respects as the original document. The parties also agree to promptly exchange counterparts with original signatures.

          IN WITNESS WHEREOF, the parties hereto have each caused this Assignment to be duly authorized and executed as of the day and year first above written.

ASSIGNOR:                                  ASSIGNEE:

TEAM ALLIANCE TECHNOLOGY                   HALL, KINION & ASSOCIATES, INC.,
PARTNERS, L.P., a New York                 a California corporation
limited partnership

By:  Team Alliance Technology Partners,
     Inc., its general partner             By: /s/ Paul Bartlett
                                              ----------------------------------
                                           Its: President
                                               ---------------------------------

   By:  /s/ Mordecai Levine
        -------------------
       Its:
           ----------------

                                       3
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CONSENTS
--------

LANDLORD:

          Landlord hereby consents to the assignment and assumption of the Sublease pursuant to the terms and provisions of the foregoing Assignment and Assumption of Sublease as of this 2nd day of December, 1996 and agrees that Assignee may use the Premises for any use permitted by the Sublease, including but not limited to use for contract and temporary personnel services. Further, Landlord hereby represents and warrants to Landlord's knowledge only, that no default or breach of any of the provisions of the Master Lease currently exists.

DOUGLAS A. KELLNER [RECEIVER]

By:    /s/  Douglas A. Kellner
   ------------------------------
   Its:  RECEIVER, 590 5th Avenue



SUBLANDLORD:

          Sublandlord hereby consents to the assignment and assumption of the Sublease pursuant to the terms and provisions of the foregoing Assignment and Assumption of Sublease as of this 2nd day of December, 1996 and agrees that Assignee may use the Premises for any use permitted by the Sublease, including but not limited to use for contract and temporary personnel services. Further, Sublandlord hereby represents and warrants to Sublandlord's knowledge only, that no default or breach of any of the provisions of the Master Lease or Sublease currently exists.

Central Leasing U.S.A. Inc.

By:    /s/ [illegible]
   ------------------------------
   Its:
       --------------------------